EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2016 Financial Results

SAN RAFAEL, Calif., April 21, 2016 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the first quarter 2016 of $14.2 million and diluted earnings per common share ("EPS") of $0.56, compared to net income of $14.6 million and EPS of $0.57 for the prior quarter, and net income of $14.6 million and EPS of $0.57 for the first quarter 2015.

"Westamerica’s average checking and savings deposits were 6 percent higher in the first quarter 2016 compared to the first quarter 2015. This growth in lower-costing deposit products supported our 3.34 percent net interest margin in the first quarter 2016. Westamerica’s credit quality remained relatively stable at healthy levels throughout the first quarter 2016, requiring no provision for loan losses. Our operating expenses were affected by seasonally high payroll taxes in the first quarter 2016, but represented only 54 percent of our revenues,” said Chairman, President and CEO David Payne. “Our operating results generated an annualized return on shareholders’ common equity of 11 percent for the first quarter 2016, and Westamerica paid its shareholders a $0.39 per share quarterly dividend,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.34 percent for the first quarter 2016, compared to 3.32 percent for the prior quarter, and 3.43 percent for the first quarter 2015. Net interest income on a fully taxable equivalent basis was $36.4 million for the first quarter 2016, compared to $36.7 million for the prior quarter, and $36.9 million for the first quarter 2015. The Company’s loan portfolio has declined from the first quarter 2015 through the first quarter 2016; Management has been avoiding long-dated, low-yielding loans given historically low interest rates. Management has also maintained conservative loan underwriting, terms and conditions. During this period, the investment portfolio has grown. The changing composition of interest earning assets and low market interest rates has pressured the net interest margin. The increase in the net interest margin from the fourth quarter 2015 to the first quarter 2016 reflects the Federal Open Market Committee’s 0.25 percent increase in the federal funds rate on December 16, 2015, which increased yields on loans and investment securities which have floating rates. The funding cost of deposits and other interest-bearing borrowings, as a percentage of average loans and investment securities, was 0.05 percent for the first quarter 2016, unchanged from the prior quarter and down from 0.06 percent for the first quarter 2015.

The provision for loan losses was zero for the first quarter 2016, unchanged from the prior quarter and first quarter 2015. Net loan losses charged against the allowance for loan losses totaled $284 thousand for the first quarter 2016, compared to $265 thousand for the prior quarter and $298 thousand for the first quarter 2015. At March 31, 2016, the allowance for loan losses totaled $29.5 million and nonperforming loans totaled $18.0 million.

Noninterest income for the first quarter 2016 totaled $11.7 million, compared to $11.3 million for the prior quarter, and $12.3 million for the first quarter 2015.

Noninterest expense for the first quarter 2016 totaled $25.9 million, compared to $25.5 million for the prior quarter, and $26.7 million for the first quarter 2015.

At March 31, 2016, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.0 percent, and assets totaled $5.2 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2015 filed on Form 10-K and quarterly report for the quarter ended September 30, 2015 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information April 21, 2016
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2016

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'16	Q1'15	Change	Q4'15

Net Interest and Fee Income (FTE)	$36,447	$36,930	-1.3%	$36,734
Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,729	12,300	-4.6%	11,305
Noninterest Expense	25,858	26,727	-3.3%	25,504
Income Before Taxes (FTE)	22,318	22,503	-0.8%	22,535
Income Tax Provision (FTE)	8,092	7,946	1.8%	7,957
Net Income	$14,226	$14,557	-2.3%	$14,578

Average Common Shares Outstanding	25,445	25,651	-0.8%	25,528
Diluted Average Common Shares	25,468	25,655	-0.7%	25,555

Operating Ratios:
Basic Earnings Per Common Share	$0.56	$0.57	-1.8%	$0.57
Diluted Earnings Per Common Share	0.56	0.57	-1.8%	0.57
Return On Assets (a)	1.11%	1.17%		1.12%
Return On Common Equity (a)	10.9%	11.4%		11.0%
Net Interest Margin (FTE) (a)	3.34%	3.43%		3.32%
Efficiency Ratio (FTE)	53.7%	54.3%		53.1%

Dividends Paid Per Common Share	$0.39	$0.38	2.6%	$0.39
Common Dividend Payout Ratio	70%	67%		68%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'16	Q1'15	Change	Q4'15

Interest and Fee Income (FTE)	$36,999	$37,589	-1.6%	$37,297
Interest Expense	552	659	-16.4%	563
Net Interest and Fee Income (FTE)	$36,447	$36,930	-1.3%	$36,734

Average Earning Assets	$4,381,423	$4,342,031	0.9%	$4,411,599
Average Interest-
Bearing Liabilities	2,601,408	2,571,484	1.2%	2,554,447

Yield on Earning Assets (FTE) (a)	3.39%	3.49%		3.37%
Cost of Funds (a)	0.05%	0.06%		0.05%
Net Interest Margin (FTE) (a)	3.34%	3.43%		3.32%
Interest Expense/
Interest-Bearing Liabilities (a)	0.09%	0.10%		0.09%
Net Interest Spread (FTE) (a)	3.30%	3.39%		3.28%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'16	Q1'15	Change	Q4'15

Total Assets	$5,174,804	$5,059,537	2.3%	$5,168,805
Total Earning Assets	4,381,423	4,342,031	0.9%	4,411,599
Total Loans	1,500,616	1,683,748	-10.9%	1,543,591
Commercial Loans	370,131	401,167	-7.7%	371,902
Commercial RE Loans	630,542	710,475	-11.3%	651,991
Consumer Loans	499,943	572,106	-12.6%	519,698
Total Investment Securities	2,880,807	2,658,283	8.4%	2,868,008
Available For Sale (Market)	1,567,335	1,632,868	-4.0%	1,589,483
Held To Maturity	1,313,472	1,025,415	28.1%	1,278,525
Unrealized Gain	23,669	15,634	n/m	9,624

Loans/Deposits	33.1%	38.2%		34.0%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'16	Q1'15	Change	Q4'15

Total Deposits	$4,537,548	$4,402,946	3.1%	$4,536,256
Noninterest Demand	1,993,986	1,919,820	3.9%	2,036,470
Interest Bearing Transaction	872,464	810,877	7.6%	855,320
Savings	1,387,217	1,292,238	7.3%	1,351,412
Time greater than $100K	123,691	199,251	-37.9%	128,703
Time less than $100K	160,190	180,760	-11.4%	164,351
Total Short-Term Borrowings	57,846	86,354	-33.0%	54,661
Federal Home Loan Bank Advances	-	2,004	n/m	-
Shareholders' Equity	527,177	516,086	2.1%	525,277

Demand Deposits/
Total Deposits	43.9%	43.6%		44.9%
Transaction & Savings
Deposits / Total Deposits	93.7%	91.4%		93.5%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,381,423	$36,999	3.39%
Total Loans (FTE)	1,500,616	18,689	5.01%
Commercial Loans (FTE)	370,131	4,541	4.93%
Commercial RE Loans	630,542	9,776	6.24%
Consumer Loans	499,943	4,372	3.51%
Total Investments (FTE)	2,880,807	18,310	2.54%

Interest Expense Paid
Total Earning Assets	4,381,423	552	0.05%
Total Interest-Bearing Liabilities	2,601,408	552	0.09%
Total Interest-Bearing Deposits	2,543,562	543	0.09%
Interest-Bearing Transaction	872,464	70	0.03%
Savings	1,387,217	223	0.06%
Time less than $100K	160,190	113	0.28%
Time greater than $100K	123,691	137	0.44%
Total Short-Term Borrowings	57,846	9	0.07%

Net Interest Income and
Margin (FTE)		$36,447	3.34%

	Q1'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,342,031	$37,589	3.49%
Total Loans (FTE)	1,683,748	20,613	4.96%
Commercial Loans (FTE)	401,167	4,708	4.76%
Commercial RE Loans	710,475	10,941	6.25%
Consumer Loans	572,106	4,964	3.51%
Total Investments (FTE)	2,658,283	16,976	2.55%

Interest Expense Paid
Total Earning Assets	4,342,031	659	0.06%
Total Interest-Bearing Liabilities	2,571,484	659	0.10%
Total Interest-Bearing Deposits	2,483,126	642	0.10%
Interest-Bearing Transaction	810,877	63	0.03%
Savings	1,292,238	216	0.07%
Time less than $100K	180,760	166	0.37%
Time greater than $100K	199,251	197	0.40%
Total Short-Term Borrowings	86,354	16	0.08%
Federal Home Loan Bank Advances	2,004	1	0.20%

Net Interest Income and
Margin (FTE)		$36,930	3.43%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'16	Q1'15	Change	Q4'15

Service Charges on Deposits	$5,248	$5,707	-8.0%	$5,259
Merchant Processing Services	1,529	1,703	-10.2%	1,368
Debit Card Fees	1,516	1,456	4.1%	1,557
Other Service Fees	629	665	-5.5%	648
ATM Processing Fees	658	585	12.6%	569
Trust Fees	661	706	-6.5%	671
Financial Services Commissions	156	153	2.2%	168
Other Income	1,332	1,325	0.5%	1,065
Total Noninterest Income	$11,729	$12,300	-4.6%	$11,305

Total Revenue (FTE)	$48,176	$49,230	-2.1%	$48,039
Noninterest Income/Revenue (FTE)	24.3%	25.0%		23.5%
Service Charges/Avg. Deposits (a)	0.47%	0.53%		0.46%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.61	$7.78	-2.2%	$7.47

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'16	Q1'15	Change	Q4'15

Salaries & Benefits	$13,117	$13,338	-1.6%	$12,398
Occupancy	3,398	3,727	-8.8%	3,761
Outsourced Data Processing	2,130	2,108	1.1%	2,107
Amortization of
Identifiable Intangibles	905	1,001	-9.5%	948
Professional Fees	732	548	33.4%	614
Furniture & Equipment	1,213	1,119	8.4%	1,081
Other Real Estate Owned	111	315	-64.7%	53
Courier Service	545	543	0.4%	585
Other Operating	3,707	4,028	-8.0%	3,957
Total Noninterest Expense	$25,858	$26,727	-3.3%	$25,504

Noninterest Expense/
Avg. Earning Assets (a)	2.37%	2.50%		2.29%
Noninterest Expense/Revenues (FTE)	53.7%	54.3%		53.1%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q1'16	Q1'15	Change	Q4'15

Average Total Loans	$1,500,616	$1,683,748	-10.9%	$1,543,591

Allowance for Loan Loss (ALL)
Beginning of Period	$29,771	$31,485	-5.4%	$30,036
Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(284)	(298)	-4.7%	(265)
ALL End of Period	$29,487	$31,187	-5.5%	$29,771
ALL Recoveries/Gross ALL Losses	87%	73%		78%

Net ALL Losses/Avg. Total Loans (a)	0.08%	0.07%		0.07%

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/16	3/31/15	Change	12/31/15

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$9,205	$3,315	177.7%	$6,302
Performing Nonaccrual	1,841	26	n/m	350
Total Nonaccrual Loans	11,046	3,341	230.6%	6,652
90+ Days Past Due Accruing Loans	183	191	-4.2%	295
Total	11,229	3,532	217.9%	6,947
Repossessed Originated Loan Collateral	4,786	5,483	-12.7%	5,829
Total Nonperforming
Originated Assets	16,015	9,015	77.7%	12,776

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	-	-	n/m	-
Performing Nonaccrual	-	-	n/m	-
Total Nonaccrual Loans	-	-	n/m	-
90+ Days Past Due Accruing Loans	-	-	n/m	-
Total	-	-	n/m	-
Repossessed Purchased Covered
Loan Collateral (1)	-	486	n/m	-
Total Nonperforming Purchased
Covered Assets (1)	-	486	n/m	-

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	6,601	8,952	-26.3%	8,346
Performing Nonaccrual	80	1,093	n/m	-
Total Nonaccrual Loans	6,681	10,045	-33.5%	8,346
90+ Days Past Due Accruing Loans	77	-	n/m	-
Total	6,758	10,045	-32.7%	8,346
Repossessed Purchased Non-Covered
Loan Collateral (2)	3,652	3,264	11.9%	3,435
Total Nonperforming Purchased
Non-Covered Assets (2)	10,410	13,309	-21.8%	11,781

Total Nonperforming Assets	$26,425	$22,810	15.9%	$24,557

Total Originated Loans Outstanding	$1,310,083	$1,465,546	-10.6%	$1,351,839
Total Purchased Covered
Loans Outstanding (1)	13,664	16,329	-16.3%	14,061
Total Purchased Non-Covered
Loans Outstanding (2)	149,449	202,009	-26.0%	167,496
Total Loans Outstanding	$1,473,196	$1,683,884	-12.5%	$1,533,396

Total Assets	$5,199,868	$5,035,777	3.3%	$5,168,875

Loans:
Allowance for Loan Losses	$29,487	$31,187	-5.5%	$29,771
Allowance/Loans	2.00%	1.85%		1.94%
Nonperforming Loans/Total Loans	1.22%	0.81%		1.00%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$18	$200		$152
Discount/Purchased Covered
Loans, gross	0.13%	1.21%		1.07%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.00%	0.00%		0.00%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$6,084	$8,705		$6,432
Discount/Purchased Non-Covered	3.91%	4.13%		3.70%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	4.52%	4.97%		4.98%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/16	3/31/15	Change	12/31/15

Shareholders' Equity	$538,973	$527,380	2.2%	$532,205
Total Assets	5,199,868	5,035,777	3.3%	5,168,875

Shareholders' Equity/
Total Assets	10.37%	10.47%		10.30%
Shareholders' Equity/
Total Loans	36.59%	31.32%		34.71%
Tangible Common Equity Ratio	8.04%	8.01%		7.94%
Common Shares Outstanding	25,438	25,563	-0.5%	25,528
Common Equity Per Share	$21.19	$20.63	2.7%	$20.85
Market Value Per Common Share	$48.71	$43.21	12.7%	$46.75

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'16	Q1'15	Change	Q4'15

Total Shares Repurchased	130	183	-28.7%	2
Average Repurchase Price	$41.53	$42.99	-3.4%	$43.01
Net Shares Repurchased	90	182	-50.5%	2

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/16	3/31/15	Change	12/31/15
Assets:
Cash and Due from Banks	$471,164	$247,450	90.4%	$433,044

Investment Securities:
Available For Sale	1,585,970	1,777,320	-10.8%	1,570,216
Held to Maturity	1,358,139	1,015,231	33.8%	1,316,075

Loans	1,473,196	1,683,884	-12.5%	1,533,396
Allowance For Loan Losses	(29,487)	(31,187)	-5.5%	(29,771)
Total Loans, net	1,443,709	1,652,697	-12.6%	1,503,625

Other Real Estate Owned	8,438	9,233	-8.6%	9,264
Premises and Equipment, net	38,045	38,313	-0.7%	38,693
Identifiable Intangibles, net	9,526	13,286	-28.3%	10,431
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	163,204	160,574	1.6%	165,854

Total Assets	$5,199,868	$5,035,777	3.3%	$5,168,875

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,989,010	$1,902,904	4.5%	$2,026,049
Interest-Bearing Transaction	855,008	787,633	8.6%	860,706
Savings	1,393,919	1,313,007	6.2%	1,366,936
Time	278,813	376,532	-26.0%	286,968
Total Deposits	4,516,750	4,380,076	3.1%	4,540,659

Short-Term Borrowed Funds	52,451	82,960	-36.8%	53,028
Federal Home Loan Bank Advances	-	-	n/m	-
Other Liabilities	91,694	45,361	102.1%	42,983
Total Liabilities	4,660,895	4,508,397	3.4%	4,636,670

Shareholders' Equity:
Common Equity:
Paid-In Capital	381,426	377,669	1.0%	381,436
Accumulated Other
Comprehensive Income	6,619	9,600	-31.1%	675
Retained Earnings	150,928	140,111	7.7%	150,094
Total Shareholders' Equity	538,973	527,380	2.2%	532,205

Total Liabilities and
Shareholders' Equity	$5,199,868	$5,035,777	3.3%	$5,168,875

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'16	Q1'15	Change	Q4'15
Interest & Fee Income:
Loans	$18,353	$20,230	-9.3%	$18,798
Investment Securities:
Available for Sale	7,967	7,469	6.7%	7,916
Held to Maturity	7,327	6,218	17.8%	7,174
Total Interest & Fee Income	33,647	33,917	-0.8%	33,888

Interest Expense:
Transaction Deposits	70	63	11.2%	70
Savings Deposits	223	216	3.2%	218
Time Deposits	250	363	-31.2%	266
Short-Term Borrowed Funds	9	16	-43.1%	9
Federal Home Loan Bank Advances	-	1	n/m	-
Total Interest Expense	552	659	-16.4%	563

Net Interest Income	33,095	33,258	-0.5%	33,325

Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	5,248	5,707	-8.0%	5,259
Merchant Processing Services	1,529	1,703	-10.2%	1,368
Debit Card Fees	1,516	1,456	4.1%	1,557
Other Service Fees	629	665	-5.5%	648
ATM Processing Fees	658	585	12.6%	569
Trust Fees	661	706	-6.5%	671
Financial Services Commissions	156	153	2.2%	168
Other	1,332	1,325	0.5%	1,065
Total Noninterest Income	11,729	12,300	-4.6%	11,305

Noninterest Expense:
Salaries and Benefits	13,117	13,338	-1.6%	12,398
Occupancy	3,398	3,727	-8.8%	3,761
Outsourced Data Processing	2,130	2,108	1.1%	2,107
Amortization of Identifiable Intangibles	905	1,001	-9.5%	948
Professional Fees	732	548	33.4%	614
Furniture & Equipment	1,213	1,119	8.4%	1,081
Other Real Estate Owned	111	315	-64.7%	53
Courier Service	545	543	0.4%	585
Other	3,707	4,028	-8.0%	3,957
Total Noninterest Expense	25,858	26,727	-3.3%	25,504

Income Before Income Taxes	18,966	18,831	0.7%	19,126
Income Tax Provision	4,740	4,274	10.9%	4,548
Net Income	$14,226	$14,557	-2.3%	$14,578

Average Common Shares Outstanding	25,445	25,651	-0.8%	25,528
Diluted Common Shares Outstanding	25,468	25,655	-0.7%	25,555

Per Common Share Data:
Basic Earnings	$0.56	$0.57	-1.8%	$0.57
Diluted Earnings	0.56	0.57	-1.8%	0.57
Dividends Paid	0.39	0.38	2.6%	0.39

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com